Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Quarterly Report of Anaren, Inc. (the "Company") on Form 10-Q/A for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence A. Sala, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence A. Sala
--------------------------------------
Lawrence A. Sala
President and Chief Executive Officer

----------------------

Date:  January 31, 2007

A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Anaren, Inc. (the "Company") on Form 10-Q/A for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
E. Porcello, Vice President of Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph E. Porcello
-------------------------------------------
Joseph E. Porcello
Sr. Vice President of Finance and Treasurer

----------------------

Date:  January 31, 2007

A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.